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                                  EXHIBIT 99


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Westinghouse                                Law Department
Electric Corporation
                                            11 Stanwix Street
                                            Pittsburgh Pennsylvania 15222-1384
                                            Telecopier (412) 642-4905


                                            August 17, 1994


The Actava Group Inc.
4900 Georgia-Pacific Center
Atlanta, GA 30303
Attn:  Frederick B. Beilstein, III

         Re: Amendment ("Amendment") of June 8, 1993 Shareholder Rights Agreement between The Actava Group Inc. (formerly Fuqua Industries) and Westinghouse Electric Corporation ("Shareholder Agreement")

Ladies and Gentlemen:

         The purpose of this Amendment is to confirm that in consideration of the agreement of the Westinghouse Executive Pension Trust Fund ("Fund") to defer for a limited time exercising the put right to sell to The Actava Group Inc. ("Company") all of the 1,090,909 shares of Company common stock (the "Shares") acquired by Westinghouse Electric Corporation ("WEC") pursuant to the April 30, 1993 Asset Purchase Agreement, within ten days of the execution of this Amendment, the Company shall pay to the Fund a fee in the amount of $435,000 (the "Fee"), and shall deliver to the Fund an irrevocable letter of credit in favor of Mellon Bank, N.A., as Trustee ("Trustee") of the Fund, as beneficiary, in the amount of $12,000,000, payable at any time ("Letter of Credit").

         The parties hereby agree to delete Section 6(e) of the Shareholder Agreement, and to delete Sections 6(b) and 6(c) thereof, and to substitute the following provisions in lieu of such latter two Sections.

b) Notice. Each WEC Holder may exercise the Put Right with respect to all of the Shares by delivery of notice (the "Notice of Exercise") to the Company on or before February 7, 1995. The Notice of Exercise shall bind all WEC Holders to sell to the Company (and shall bind the Company to purchase) all of the Shares.



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August 17, 1994
The Actava Group Inc.
Amendment of Shareholder Agreement



(c) Closing. The closing of any sale of the Shares pursuant to the Notice of Exercise of the Put Right automatically shall occur on February 17, 1995. At such closing, (i) each WEC Holder selling the Shares shall deliver to the bank issuing the Letter of Credit certificates representing all the Shares, endorsed to the Company or accompanied by duly-executed stock powers transferring all the Shares to the Company, and appropriate certification that the selling WEC Holder has good, valid, and unencumbered title to all the Shares, and has transferred such free and clear title to the Company; and (ii) the WEC Holder shall immediately receive $12,000,000 upon draft or demand by the Trustee to the bank issuing the Letter of Credit.

         In addition to the foregoing, notwithstanding any other provision of the Shareholder Agreement to the contrary, the parties hereby agree to the following terms.

1. From the date hereof through February 6, 1995, the Company shall have the right but not the obligation ("Call Right") to require the Fund or any other WEC Holder to sell to the Company all of the Shares then owned by the Fund or any other WEC Holder. The call purchase price ("Call Purchase Price") shall equal the greater of (a) $11.00 per Share or (b) that amount offered to the Fund or any other WEC Holder pursuant to a bonafide written offer to purchase the Shares received by the Fund or any other WEC Holder from an unrelated third party with the financial ability to purchase the Shares. In the event the Fund or any other WEC Holder does not provide the Company with a copy of such bonafide written offer within five (5) days of the date of the notice of exercise hereunder, the Call Purchase Price shall equal the greater of (a) $11.00 per Share or (b) ninety percent (90%) of the average trading price for the Shares on the New York Stock Exchange for the ten (10) days prior to the date on which the Company exercises its Call Right. The Company may exercise its Call Right by delivery of notice to the Fund or any other WEC Holder no later than February 6, 1995. The notice shall bind the Fund or such WEC Holder to sell to the Company (and shall bind the Company to purchase) all of the Shares. The closing of any sale of the Shares pursuant to the Call Right shall occur on such date and at such place as shall be agreed upon by the Company and the Fund or any other WEC Holder; provided, however, that such closing shall occur within ten (10) days of the date of the



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August 17, 1994
The Actava Group Inc.
Amendment of Shareholder Agreement


notice, or the next business day thereafter. Such closing shall occur in accordance with the terms, conditions and procedures set forth in Section 6(c)
(i) and (ii) of the Shareholder Agreement, as amended; the Fund or any other WEC Holder selling the Shares shall immediately receive from the Company that amount, if any, by which the Call Purchase Price exceeds $12,000,000; and the Fund or any other WEC Holder shall refund to the Company a prorated portion of the Fee which shall be an amount equal to the product of (a) the Fee; and (b) a fraction, the numerator of which is the number of days from the date on which the closing occurs to February 17, 1995, and the denominator of which is the number of days from the date hereof to February 17, 1995. If such closing is to occur before February 17, 1995, the Company shall, on or before the date of such closing, deliver to the bank issuing the Letter of Credit the Company's written consent to the drawing by the Trustee of the $12,000,000 under the Letter of Credit on the date of such closing.


2. The Trustee shall only draw upon the Letter of Credit in connection with the exercise of the Put Right or the Call Right.


3. For purposes of this Amendment, the Shares shall be deemed to be represented by share certificates numbers NSD100053 through NSD100063, inclusive, together with the certificates representing any other securities hereafter issued with respect to the Shares by way of exchange, reclassification, dividend or distribution. On or before any closing pursuant to this Amendment, the Company shall furnish written certification to the bank issuing the Letter of Credit either identifying any such additional or different certificates issued and delivered by the Company to WEC or any WEC Holder, or confirming that no such additional or different certificates have been issued, as the case may be.

         This Amendment is the final and entire agreement among the parties with respect to the subject matter of this Amendment. Except as specifically modified by this Amendment, the Shareholder Agreement shall remain in full force and effect, and shall not operate as a waiver of either party's rights thereunder. To confirm your acceptance of this Amendment, please execute the enclosed counterpart original and return it to the undersigned.



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August 17, 1994
The Actava Group Inc.
Amendment of Shareholder Agreement



                           Westinghouse Electric Corporation


                           By: /s/ August W. Frisch
                           -------------------------------------
                           Name:   August W. Frisch
                           Title:  Vice President and General Tax Counsel





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August 17, 1994
The Actava Group Inc.
Amendment of Shareholder Agreement




AGREED TO AND ACCEPTED BY:

Mellon Bank, N.A., as Trustee for the
Westinghouse Executive Pension Trust Fund, as Directed by Westinghouse Electric Corporation


By: /s/ Allan M. Seaman
    ---------------------
Name:   ALLAN M. SEAMAN
      -------------------
Title:  ASSOCIATE COUNSEL
       ------------------
Date:
      -------------------
                                     The decision to participate in this
                                     investment, any representations made
                                     herein by the participant, and any actions
                                     taken hereunder by the participant
                                     has/have been made solely at the direction
                                     of the investment fiduciary who has sole
                                     investment discretion with respect to this
                                     investment.

The Actava Group Inc.

By: /s/ Frederick B. Beilstein III
    ------------------------------
Name: Frederick B. Beilstein III
      ----------------------------
Title: Senior Vice President
       ---------------------------
Date: 8-17-94
      ----------------------------




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